Exhibit 10.8

SHORT-TERM INCENTIVE PLAN PLAN DESIGN

Performance Measure

•	Return on Class A Equity

Formula

•	Class A Equity (Pre-CEO Incentive Earnings after M.I.) as a Percentage of Beginning Class A Equity

Performance Measure Construction

•	Threshold – Needs to be determined annually

10%

$33M Beginning Class A Equity = $3.3M

•	Goal – Needs to be determined annually

15%

$33M Beginning Class A Equity = $4.95M

•	Uncapped – No maximum (same as current plan)

SHORT-TERM INCENTIVE PLAN PARTICIPATION AND AWARD LEVELS

Tier I

•	President/CEO

Tier II

•	Chief Operating Officer

Tier III

•	Executive Vice President/CFO

•	Chief Operating Office – Stone Division

SHORT-TERM INCENTIVE PLAN AWARD LEVELS / TARGET AWARDS AT GOAL ROE (15%)

Tier I

•	50% of base salary

Tier II

•	50% of base salary

Tier III

•	40% of base salary

SHORT-TERM INCENTIVE PLAN AWARD LEVELS

	Threshold (10% ROE)	Goal (15% ROE)
Tier I	25% of base salary	50% of base salary
Tier II	25% of base salary	50% of base salary
Tier III	20% of base salary	40% of base salary

SHORT-TERM INCENTIVE PLAN AWARD SCHEDULE

	Performance Return on Equity	Tier I & II Award Percentage of Base Salary	Tier III Award Percentage of Base Salary
Threshold	10%	25%	20%
Goal	15%	50%	40%
	20%	75%	60%
	30%	126%	101%
	40%	176%	141%

•	Performance below Threshold will result in no award being made.

•	Performance beyond Threshold will be calculated according to a scale.

SHORT-TERM INCENTIVE PLAN PARTICIPANT AWARD LEVELS AT GOAL

	Position	8/03 Base Salary	Target Award at Goal
Tier I	President/CEO	$320,000	50% / $160,000
Tier II	Chief Operating Officer	$160,000	50% / $80,000
Tier III	Executive Vice President/CFO	$135,200	40% / $54,080
	Chief Operating Officer – Stone Division	$150,000	40% / $60,000

SHORT-TERM INCENTIVE PLAN PLAN ADMINISTRATION OUTLINE

1.	Purpose of the Plan

2.	Definitions of Plan Terms (i.e., ROE)

3.	Plan Year (FCStone Fiscal Year)

4.	Effective Date – September 1, 2002

5.	Plan Administrator (Chairman of the Board)

6.	Plan Administration (follows plans guidelines, but free to interpret including issues where the plan is silent)

7.	Eligibility (to be determined by the Plan Administrator)

8.	Termination of Employment (either by executive of FCStone all rights are forfeited)

9.	Amendment/Termination of the Plan (at the Plan Administrator’s discretion)

10.	Employment (Plan is not a contract)

11.	Death, Disability, or Retirement (pro-rated award)

12.	Legal Requirements (in accordance with Federal, state and local statutory requirements)